Property, Plant and Equipment, Net	6 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Net

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment stated at cost less accumulated depreciation consisted of the following:

	As of December 31,	As of June 30,
	2020	2020
	(Unaudited)
Buildings	$27,802,475	$25,532,908
Machinery and equipment	7,423,963	6,698,443
Office equipment and furniture	1,345,745	765,597
Automobiles	870,806	810,156
Leasehold improvements	5,377,917	5,028,382
Construction-in-progress (“CIP”) (1)	18,391,993	10,647,107
Total	61,212,899	49,482,593
Less: Accumulated depreciation	(7,413,701)	(5,668,986)
Impairment of fixed assets	(303,272)	(280,095)
Property, plant and equipment, net	$53,495,926	$43,533,512

During the year ended June 30, 2020, the Company disposed approximately $1.2 million fully depreciated equipment and machinery and reported a loss from disposition of fixed assets of $1,036,304. Given the Company’s net loss position for the year ended June 30, 2020, the Company further assessed that the expected future cash flow generated from certain machinery and equipment used to manufacture the Company’s low-end traditional pet products would not recover their carrying value, as a result, the Company recorded an additional impairment of $281,680 on these fixed assets for the year ended June 30, 2020. No impairment was recorded for the six months ended December 30, 2020 and 2019, respectively.

Depreciation expense was $1,239,397 and $1,220,245 for the six months ended December 31, 2020 and 2019, respectively. In connection with the $7.7 million long-term bank loans borrowed from Dongguan Rural Commercial Bank, the Company’s subsidiary Meijia pledged its fixed assets of approximately $4.3 million as the collateral to secure the loans. In addition, in connection with the Company’s $0.9 million loan from Cathay Bank, the Company’s U.S. subsidiary Dogness Group pledged its fixed assets as collateral to secure the borrowing (see Note 9).

(1) The Company’s CIP primarily consisted of the following:

On March 16, 2018, the Company acquired 100% of the equity interests in Zhangzhou Meijia Metal Product Co., Ltd (“Meijia”) from its original shareholder, for a total cash consideration of RMB 71.0 million ($10.9 million) (See Note 1). After the acquisition, the Company started building its own facilities and office spaces to expand the production capacity in order to fulfill increased customer orders. Total budgeted capital expenditure to bring Meijia manufacturing facility into use was originally estimated to be completed at a cost of RMB 110 million ($16.8 million). The actual costs have been adjusted based on additional works required for waterproofing, sewage pipeline and hazardous waste leakage prevention. As a result, total actual costs incurred as of December 31, 2020, amounted to RMB 118.5 million ($18.1 million). As of December 31, 2020, the Company had future capital expenditure commitment of approximately RMB 80,000 ($12,248). Meijia plant started test operations in August 2019, and has started normal production since December 2019 upon passing the final inspection conducted by the local government. As of December 31, 2020, Meijia plant has substantially reached its designed production capacity and is expected to reach its full production capacity by June 2021.

In addition, the Company’s subsidiary Dongguan Jiasheng is working on a capital project which expanded from the original plan of building a warehouse, to build new manufacturing and operating facilities, which include workshops, office building, security gate, employee apartment building, electrical transformer station and exhibition hall, etc. The original budgeted cost for the construction of the main bodies of the warehouse, employee dormitory, office building and manufacturing facilities amounted to RMB 75 million ($11.5 million). The budget was later adjusted and revised to RMB 233.1 million ($35.7 million) to add costs associated with interior and exterior decoration, parking lots construction, and road and landscaping on top of the original budget. As of December 31, 2020, the Company has spent RMB 117.7 million ($18.0 million) and completed the construction of the main body of the warehouse, employee dormitory, office building and has set up the new manufacturing facilities. As of December 31, 2020, the Company still had future minimum capital expenditure commitment of RMB 115.5 million ($17.7 million) on the decoration of the second floor of the office building, construction of the stone wall and parking lots, and improvement of the landscaping, which is expected to be invested into the CIP project within the next five years whenever the Company has available fund. The project is expected to be fully completed by 2025.

The Company’s subsidiary Dogness Culture is also working on a project to decorate a pet themed retail store. Total budget is RMB 2.15 million ($0.3 million). As of December 31, 2020, the Company has spent RMB 1.1 million ($0.2 million). This project is expected to be fully completed by June 30, 2021.

As of December 31, 2020, future minimum capital expenditures on the Company’s construction-in-progress projects are estimated as follows:

Twelve months ending December 31,	Capital expenditure commitment on Meijia	Capital expenditure commitment on Dongguan Jiasheng	Capital expenditure commitment on pet store under Dogness Culture	Total
2021	$12,248	$5,615,852	$154,887	$5,782,987
2022	-	4,008,850	-	4,008,850
2023	-	3,476,038	-	3,476,038
2024	-	3,002,384	-	3,002,384
2025	-	1,573,101	-	1,573,101
Total	$12,248	$17,676,225	$154,887	$17,843,360

Subsequently, from January 2021 to April 2021, the Company made payment of RMB 16.1 million ($2.4 million) on the above-mentioned construction projects. As a result, the Company’s future capital expenditure commitment on CIP has decreased from approximately $17.8 million as of December 31, 2020 to approximately $15.4 million as of the date of this report, as detailed below:

Twelve months ending December 31,	Capital expenditure commitment on Meijia	Capital expenditure commitment on Dongguan Jiasheng	Capital expenditure commitment on pet store under Dogness Culture	Total
2021	$-	$3,159,927	$154,887	$3,314,814
2022	-	4,008,850	-	4,008,850
2023	-	3,476,038	-	3,476,038
2024	-	3,002,384	-	3,002,384
2025	-	1,573,101	-	1,573,101
Total	$-	$15,220,300	$154,887	$15,375,187

The Company plans to fund these CIP projects through working capital generated from operations, bank borrowings, borrowing from related parties, the proceeds received from January 2021 equity financing, as well as other future potential capital raising activities.